                                                           EXHIBIT 10(t)
                                                           -------------

                      BOB EVANS FARMS, INC. AND AFFILIATES

                           SECOND AMENDED AND RESTATED

                           EXECUTIVE DEFERRAL PROGRAM








                      Originally effective January 1, 1999

             First Amendment and Restatement effective June 14, 1999

             Second Amendment and Restatement effective May 1, 2002

                                TABLE OF CONTENTS


ARTICLE I             DEFINITIONS................................................................................ 1

ARTICLE II            PARTICIPATION.............................................................................. 5

      2.01.           Eligibility and Election to Participate.................................................... 5
      2.02.           Designation of Beneficiary................................................................. 5

ARTICLE III           CONTRIBUTIONS.............................................................................. 6

      3.01.           Participant Deferrals...................................................................... 6
      3.02.           Employer Nonqualified Matching Contributions............................................... 6
      3.03.           Discretionary Employer Contributions....................................................... 7

ARTICLE IV            MEMBERS' ACCOUNTS, ALLOCATIONS............................................................. 7

      4.01.           Member's Accounts.......................................................................... 7
      4.02.           Allocations to Distribution Accounts....................................................... 8
      4.03.           Calculating Net Gains or Losses; Crediting of Accounts..................................... 8
      4.04.           Limitation on Reversion of Contributions................................................... 9

ARTICLE V             INVESTMENT OF CONTRIBUTIONS AND VALUATION OF FUNDS......................................... 9

      5.01.           Investment Funds........................................................................... 9
      5.02.           Valuation of Trust Fund.................................................................... 9

ARTICLE VI            AMOUNT AND DISTRIBUTION OF BENEFITS........................................................ 9

      6.01.           Distribution Events........................................................................ 9
      6.02.           Specified Distributions....................................................................10
      6.03.           Death Benefits.............................................................................11
      6.04.           Disability Benefits........................................................................11
      6.05.           Hardship Withdrawals.......................................................................11
      6.06.           Amount and Payment of Withdrawals..........................................................11
      6.07.           Vested Benefits............................................................................12
      6.08.           Distribution of Benefits...................................................................14

ARTICLE VII           PLAN COMMITTEE.............................................................................14

      7.01.           Appointment of Committee...................................................................14
      7.02.           Powers and Duties..........................................................................14
      7.03.           Actions by the Committee...................................................................15
      7.04.           Interested Committee Members...............................................................15
      7.05.           Indemnification............................................................................15
      7.06.           Conclusiveness of Action...................................................................15

                                       i


      7.07.           Payment of Expenses........................................................................15
      7.08.           Claims Procedure...........................................................................16

ARTICLE VIII          AMENDMENT TO THE PLAN......................................................................17

      8.01.           Right to Amend.............................................................................17
      8.02.           Amendment Procedure........................................................................17

ARTICLE IX            TERMINATION OF THE PLAN....................................................................17

      9.01.           Right to Terminate.........................................................................17
      9.02.           Plan Merger and Consolidation..............................................................18
      9.03.           Successor Employer.........................................................................18

ARTICLE X             UNFUNDED PLAN..............................................................................18

ARTICLE XI            MISCELLANEOUS..............................................................................18

      11.01.          Voluntary Plan.............................................................................18
      11.02.          Non-alienation of Benefits.................................................................19
      11.03.          Inability to Receive Benefits..............................................................19
      11.04.          Lost Members...............................................................................19
      11.05.          Limitation of Rights.......................................................................19
      11.06.          Invalid Provision..........................................................................19
      11.07.          One Plan...................................................................................20
      11.08.          Governing Law..............................................................................20

FORMS

      Bonus Deferral Notice......................................................................................21
      Bonus Deferral Notice Enrollment Form......................................................................
      Salary Deferral Notice.....................................................................................27
      Annual Salary Enrollment Form..............................................................................28
      Award Deferral Notice......................................................................................33
      Award Deferral Notice Enrollment Form......................................................................34
      Award Gain Deferral Notice.................................................................................38

                                       ii

                      BOB EVANS FARMS, INC. AND AFFILIATES
                      ------------------------------------

                           SECOND AMENDED AND RESTATED

                           EXECUTIVE DEFERRAL PROGRAM
                           --------------------------

Effective January 1, 1999, Bob Evans Farms, Inc. ("Corporation") adopted the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program ("Plan") to provide deferred compensation to a select group of its management or highly compensated employees. Effective June 14, 1999, Bob Evans Farms, Inc. amended and restated the Plan to allow it to make Discretionary Employer Contributions to the Accounts of selected Members. Effective May 1, 2002, the Corporation adopts this second amended and restated version of the Plan. This Plan is intended to be an unfunded, nonqualified program of deferred compensation within the meaning of Title I of ERISA.

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------

Whenever used in this Plan, the following words and phrases will have the meanings given below. Also, the singular form of any term will include the plural, the plural form will include the singular, the masculine pronoun will include the feminine and the feminine pronoun will include the masculine. Other words and phrases also may be defined in the Plan text.

ACCOUNTS means the Nonqualified Employee Deferral Account, Employer Nonqualified Matching Contribution Account and Award Deferral Account established for each Participant under Section 4.01(a), (b) and (c) and the Discretionary Employer Contribution Account established under Section 4.01(d) for any Member for whose benefit the Employer makes a Discretionary Employer Contribution.

AWARD means any equity award (other than an incentive stock option) issued to a Participant under (and subject to the terms of) any stock option plan maintained by the Corporation other than the Bob Evans Farms, Inc. Nonqualified Stock Option Plan or the Bob Evans, Inc. 1994 Long Term Incentive Plan or other Plan designated by the Corporation.

AWARD DEFERRAL ACCOUNT means the account established for each Participant to which the deferrals described in Section 3.01(b) are allocated.

AWARD GAIN means the amount that otherwise would be taxable to a Participant upon the exercise of an Award but which the Participant, by completing the appropriate Deferral Notice, has elected to defer to his or her Award Deferral Account.

BENEFICIARY means the person designated by a Member under Section 2.02 to receive any death benefits payable under Section 6.03.

BOARD OF DIRECTORS OR BOARD means the Corporation's board of directors.

CHANGE AGREEMENT means an individual agreement between the Corporation and any Member describing the effect of a Change in Control.

CHANGE IN CONTROL MEANS:

(a) With respect to any Member who is a party to a Change Agreement, a "change in control" as defined in (and subject to the terms of) that Member's Change Agreement;; and

(b) With respect to all Members, approval by the Corporation's stockholders of a definitive agreement (i) to merge or consolidate the Corporation with or into another corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which any of the Corporation's common stock [or any security issued in substitution, exchange or in lieu of the Corporation's common stock ("Common Shares")] would be converted into cash, securities or other property of another corporation, other than a merger of the Corporation in which holders of the Corporation's Common Shares immediately before the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before or (ii) within a 12-consecutive calendar month period, to sell or otherwise dispose of 50 percent or more of the book value of the Group's assets. For purposes of this definition, "book value" will be established on the basis of the latest consolidated financial statement the Corporation filed with the Securities and Exchange Commission before the date any 12-consecutive calendar month measurement period began.

CODE means the Internal Revenue Code of 1986, as amended.

COMMITTEE means the Plan Committee described in Article VII.

COMPENSATION means (a) each Participant's taxable remuneration earned from an Employer after the latest of (i) the Effective Date, (ii) the date he or she becomes a Participant or (iii) the date specified in the Participant's Deferral Notice, (b) reduced by any non-cash remuneration and (c) increased by deferrals made during the same period under (i) the Qualified 401K Plan, (ii) this Plan and (iii) any cafeteria plan maintained by a Group Member pursuant to Code s125.

DEFERRAL NOTICE means the Salary Deferral Notice, the Bonus Deferral Notice and the Award Deferral Notice that each Eligible Employee completes to specify the portion of his or her regular Compensation, periodic bonus and Award Gain to be deferred to the Plan. Although a copy of this form is attached to the Plan, it is not a part of the Plan and may be modified by the Committee without separate action by the Board.

DISCRETIONARY EMPLOYER CONTRIBUTION ACCOUNT means the account established for any Member for whom the Employer elects to make a Discretionary Employer Contribution and to which those contributions are allocated as described in
Section 3.03.

DISTRIBUTION ACCOUNTS means the In-Service Distribution Account established under Section 6.02(a), the Education Distribution Account established under
Section 6.02(b) and the Retirement Distribution Account established under
Section 6.02(c).

EFFECTIVE DATE means January 1, 1999, with respect to the Plan, June 14, 1999, with respect to the first amendment and restatement of the Plan and May 1, 2002, with respect to the second amendment and restatement of the Plan.

ELIGIBLE EMPLOYEE means each person employed by a Group Member who (a) is a member of its select group of management or is a highly compensated employee and
(b) has met the eligibility conditions described in Article II.

EMPLOYER means the Group Member by which a Member is directly employed on the date of any event, act or occurrence described in this Plan. If, without interruption, a Member becomes a common law employee of a Group Member other than the Employer, that Group Member will automatically become that Member's "Employer" under this Plan and will be fully liable as the Member's Employer for all obligations arising under this Plan with respect to that Member during the period of that employment relationship.

EMPLOYER NONQUALIFIED MATCHING CONTRIBUTION ACCOUNT means the account established for each Participant to which Employer contributions described in
Section 3.02 are allocated.

ENROLLMENT FORM means the form that each Eligible Employee must complete before he or she may participate in the Plan. To be effective, this notice must include all of the information described in Section 2.01(b). Although a copy of this form is attached to the Plan, it is not a part of the Plan and may be modified by the Committee without separate action by the Board.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

FORFEITURES means the amount of a Member's Employer Nonqualified Matching Contribution Account and Discretionary Employer Contribution Account, if any, that the Member is not entitled to receive because he or she terminates employment before meeting the conditions described in Section 6.07.

GROUP means a controlled group of corporations or of a commonly controlled group of trades or businesses [as defined in Code ss.ss.414(b) and (c), as modified by Code ss.415(h)] or of an affiliated service group [as defined in Code ss.414(m)] or other organization described in Code ss.414(o) that includes the Corporation.

GROUP MEMBER means each entity that is a member of the Group.

INACTIVE PARTICIPANT means a Participant who (a) is actively employed by a Group Member but (i) no longer meets the eligibility conditions described in Section 2.01, (ii) has suspended his or her deferrals under Section 3.01(c) or (b) has terminated employment with all Group Members but has not received a complete distribution of his or her Account balance.

INVESTMENT FUNDS means the funds established by the Committee under Section 5.01 to measure the investment gains and losses attributable to each Member's Accounts.

MEMBER means collectively, (a) a Participant or (b) an Inactive Participant.

NONQUALIFIED EMPLOYEE DEFERRAL ACCOUNT means the account established for each Participant to which the deferrals described in Section 3.01(a) are allocated.

PARTICIPANT means an Eligible Employee who is participating in the Plan as provided in Section 2.01.

PLAN means the Bob Evans Farms, Inc. and Affiliates Second Amended and Restated Executive Deferral Program, as described in this document and as it may be amended.

PLAN YEAR means each 12-month period that begins on January 1, 1999 (and anniversaries of that date) while the Plan is in effect.

QUALIFIED 401K LIMIT means the portion of his or her Compensation that a Participant could contribute to the Qualified 401K Plan but for (a) the limits imposed by Code (delta)(delta)401(a)(17), 402(g) and 415 and (b) the actual deferral percentage for highly compensated employees calculated under the Qualified 401K Plan.

QUALIFIED 401K PLAN means the Bob Evans Farms, Inc. and Affiliates 401K Retirement Plan, as it may be amended.

SPOUSE OR SURVIVING SPOUSE means an individual who is legally married to a Member.

TRUST AGREEMENT means the agreement, and any amendments to that agreement, between the Corporation and the Trustee providing for the management, investment and disbursement of funds held in the Trust Fund.

TRUST FUND means the fund established under the Trust Agreement. The Trust Fund may be comprised of one or more Investment Funds.

TRUSTEE means the bank, trust company or individual designated by the Corporation to hold and invest the Trust Fund and to pay Plan benefits and expenses authorized by the Committee.

2000 ACCOUNT means the separate account established for the benefit of each Member for whom the Corporation made an additional, nonrecurring contribution as of January 1, 2000. Except as otherwise provided in this Plan, each 2000 Account will be administered and distributed as if it is part of the affected Member's Discretionary Employer Contribution Account.

VALUATION DATE means the last day of each calendar quarter during each Plan Year, or more frequent periods if the Committee, in its sole discretion, decides that more frequent valuations are needed for any reason.

YEARS OF VESTING SERVICE means "Years of Service," calculated for vesting purposes under the Qualified 401K Plan.

                                   ARTICLE II
                                   ----------
                                  PARTICIPATION
                                  -------------

2.01.    ELIGIBILITY AND ELECTION TO PARTICIPATE.
         ----------------------------------------

(a) In its sole discretion, the Committee will decide which Eligible Employees may participate in the Plan and the earliest date on which they may participate. The Committee also will calculate and apprise Participants of the applicable Qualified 401K Limit for each Plan Year.

(b) Before he or she may participate in the Plan, each Eligible Employee must complete:

         (i) An Enrollment Form specifying (A) the date on which the Eligible Employee elects to participate (which may not be earlier than the date specified by the Committee), (B) the Distribution Accounts to which these deferrals will be allocated and when these amounts will be distributed (Section 6.02), (C) if appropriate, how his or her Accounts will be distributed (Section 6.06), (D) how the value of his or her Accounts will be measured (subject to the restrictions imposed under Section 5.01, and (E) his or her Beneficiary. The elections made in an Enrollment Form will continue to be effective until changed as provided in Section 3.01(c); and

         (ii) A Salary Deferral Notice, to specify the portion of his or her regular Compensation to be deferred to the Plan and/or a Bonus Deferral Notice, to specify the portion of his or her bonus to be deferred to the Plan. The elections made in these forms will continue to be effective until changed as provided in Section 3.01(c) and an Award Deferral Notice, to specify the portion of his or her Award Gain to be deferred to the Plan.

(c) An Eligible Employee will continue to participate until the earlier of the date he or she (i) becomes an Inactive Participant or (ii) terminates employment with all Group Members.


2.02.    DESIGNATION OF BENEFICIARY
         --------------------------

(a) Each Eligible Employee must designate one or more Beneficiaries when he or she completes an Enrollment Form. Unless a Member who designates more than one Beneficiary also specifies the sequence or the portion of the death benefit to be paid to each Beneficiary, the death benefit will be paid in equal shares to all named Beneficiaries.

(b) A Member may change his or her Beneficiary at any time by identifying the new Beneficiary in the appropriate portion of a revised Enrollment Form and delivering that completed form to the Committee. No change of Beneficiary will be effective until the revised Enrollment Form is received by the Committee. The identity of a Member's Beneficiary will be based only on the designation in the form described in this section and will not be inferred from any other evidence.

(c) If a Member has not made an effective Beneficiary designation or if his or her Beneficiary dies before the Member, Plan death benefits will be paid to the Member's Surviving Spouse. If there is no Surviving Spouse, these death benefits will be paid to (i) the Member's issue, then living, per stirpes; or, if there are none (ii) the Member's executors or administrators. Any minor's share of a Plan death benefit will be paid to the adult who has been appointed to act as the minor's legal guardian and who has assumed custody and support of that minor.

(d) The Member and the Beneficiary (and not the Committee) are responsible for ensuring that the Committee has the Beneficiary's current address.

                                   ARTICLE III
                                   -----------
                                  CONTRIBUTIONS
                                  -------------

3.01.    PARTICIPANT DEFERRALS
         ---------------------

(a) Each Eligible Employee may elect for each Plan Year to defer up to (i) 100 percent of the bonus component of his or her Compensation plus (ii) 25 percent of his or her regular Compensation (i.e., Compensation excluding any bonus) reduced by (iii) his or her Qualified 401K Limit for that same Plan Year. These amounts will be credited to the Participant's Nonqualified Employee Deferral Account.

(b) Each Eligible Employee also may elect to defer all or a portion of his or her Award Gain. These amounts will be credited to the Eligible Employee's Award Deferral Account.

(c) A Participant may change or suspend the amount being deferred by revising the appropriate Deferral Notice or Enrollment Form. Any change, including a complete cessation of deferrals under Section 3.01(a) or 3.01(b), will not be effective until the Plan Year that begins after the revised Deferral Notice is received by the Committee. A Participant who suspends his or her deferrals may rejoin the Plan by returning to the Committee a completed Enrollment Form and a completed Salary Deferral Notice, a Bonus Deferral Notice and/or an Award Deferral Notice that includes all of the information described in Section 2.01(b). This new election will be effective on the later of (i) the date specified in the Enrollment Form or (ii) the first day of the next Plan Year but only if the Inactive Participant is then an Eligible Employee.

(d) Participant deferrals (other than Award Gains) will be made only by payroll deductions authorized by the Participant. Award Gains deferred under Section 3.01(b) will be made by crediting the amount of the deferred Award Gain to the Award Deferral Account established under Section 4.01(c) for the deferring Participant.

(e) Deferral elections will automatically be suspended with respect to any Participant who makes a hardship withdrawal from the Qualified 401K Plan. This suspension period will be coterminous with the suspension period prescribed under the Qualified 401K Plan and will apply to all deferrals that otherwise would have been applied during that period. At the end of that suspension period, deferrals to this Plan will resume under the terms of the Deferral Notice in effect when the suspension began (or as modified subject to the terms of this section).

3.02.    EMPLOYER NONQUALIFIED MATCHING CONTRIBUTIONS
         --------------------------------------------

(a) Each Employer intends to make annual contributions to the Plan from its current or accumulated profits. This contribution will be calculated for each Plan Year under the following formula:

         (i) The percentage of compensation to be matched under the Qualified 401K Plan for that Plan Year, minus

         (ii) The actual deferral percentage for all highly compensated employees calculated for that Plan Year under the Qualified 401K Plan, multiplied by

         (iii) The rate at which deferrals are matched under the Qualified 401K Plan for that Plan Year.

(b) Employer Nonqualified Matching Contributions made under this formula will be allocated to the Employer Nonqualified Matching Contribution Accounts of Participants who both (i) deferred a portion of their Compensation (through either a Salary Deferral Notice and/or a Bonus Deferral Notice, but not an Award Deferral Notice) to the Plan for the Plan Year for which the matching contribution is made and (ii) are employed by a Group Member on the last day of the Plan Year for which the contribution is made. However, no Employer Nonqualified Matching Contribution will be made with respect to any deferred Award Gain for any Plan Year.


3.03.    DISCRETIONARY EMPLOYER CONTRIBUTIONS
         ------------------------------------

Periodically after June 14, 1999, the Employer may allocate amounts, in addition to those described in Section 3.02, to the Discretionary Employer Contribution Account of one or more Members. The amount contributed and the Members affected are wholly within the Employer's discretion.


                                   ARTICLE IV
                                   ----------
                         MEMBERS' ACCOUNTS; ALLOCATIONS
                         ------------------------------

4.01.    MEMBERS' ACCOUNTS
         -----------------

The Committee will maintain:

(a) An Employer Nonqualified Matching Contribution Account to record the Participant's share of:

         (i)  The Employer Nonqualified Matching Contributions calculated under
         Section 3.02, adjusted by the net income, gains or losses attributable to those amounts (Section 4.03); minus

         (ii) Any distributions made from this Account.

(b) A Nonqualified Employee Deferral Account to record:

         (i) The Participant's deferrals calculated under Section 3.01(a), adjusted by the net income, gains or losses attributable to those amounts (Section 4.03); minus

         (ii) Any withdrawals or distributions made from this Account.

(c) An Award Deferral Account to record:

         (i) The Participant's deferrals calculated under Section 3.01(b), adjusted by the net income, gains or losses attributable to those amounts (Section 4.03); minus

         (ii) Any withdrawals or distributions made from this Account.

(d) A Discretionary Employer Contribution Account to record:

         (i) The Discretionary Employer Contribution made under Section 3.03, if any, adjusted by the net income, gains or losses attributable to those contributions (Section 4.03); minus

         (ii) Any distributions made from this Account.

4.02.    ALLOCATIONS TO DISTRIBUTION ACCOUNTS
         ------------------------------------

(a) When completing an Enrollment Form, each Eligible Employee may direct that the deferrals made under Section 3.01 be allocated among one or more of three Distribution Accounts. These accounts are (i) an In-Service Distribution Account, that will be distributed under the terms of Section 6.02(a), (ii) an Education Distribution Account, that will be distributed under the terms of
Section 6.02(b) and (iii) a Retirement Distribution Account, that will be distributed under the terms of Section 6.02(c). This designation may be changed by filing a revised Enrollment Form with the Committee. Any change transferring previously allocated amounts from one Distribution Account to another will be effective only if the revised Enrollment Form is returned to the Committee at least 12 months and one day before the amount to be transferred otherwise would have been distributable under the terms of the most recent election. Any change affecting amounts to be deferred prospectively will be effective only with respect to deferrals made after the later of (iv) the date specified in the revised Enrollment Form or (v) the first day of the next Plan Year.

(b) If an Eligible Employee does not specify the Distribution Accounts to which his or her deferrals are to be allocated, the full value of his or her Accounts will be allocated to the Retirement Distribution Account.

(c) A Member's share of the Employer Nonqualified Matching Contribution Account and Discretionary Employer Contribution Account, if any, always will be allocated to his or her Retirement Distribution Account [Section 6.02(c)].

4.03.    CALCULATING NET GAINS OR LOSSES; CREDITING OF ACCOUNTS
         ------------------------------------------------------

As of each Valuation Date, the fair market value of each Investment Fund will be calculated under Section 5.02. Any increase or decrease in the value of each Investment Fund, less associated administrative and other Plan expenses described in Section 7.07, will be allocated to the Accounts of each Member who invested in that fund since the preceding Valuation Date. This allocation will be based on (a) the value of the Investment Fund on the preceding Valuation Date and (b) the portion of that value comprised of the Member's Accounts.

4.04.    LIMITATION ON REVERSION OF CONTRIBUTIONS
         ----------------------------------------

Except as provided in the Trust Agreement, all deferrals, Employer Nonqualified Matching Contributions and Discretionary Employer Contributions will be held for the exclusive benefit of Members and their Beneficiaries and may not revert to any Group Member. However, any Employer Nonqualified Matching Contribution or Discretionary Employer Contribution that is made by a Group Member under a mistake of fact may be returned to the Group Member within one year after it is contributed to the Plan or, in the Group Member's discretion, may be applied to offset future Employer Nonqualified Matching Contributions or Discretionary Employer Contributions in any manner or combination that the Group Member elects.

                                    ARTICLE V
                                    ---------
               INVESTMENT OF CONTRIBUTIONS AND VALUATION OF FUNDS
               --------------------------------------------------

5.01.    INVESTMENT FUNDS
         ----------------

The Committee will establish and maintain one or more Investment Funds that will be used to measure the value of each Member's Accounts. The Trustee will account for each Member's investment in each Investment Fund as if that investment had actually been made, although neither the Employer nor the Trustee is obliged to make the investment chosen by the Member. Each Member must select the Investment Fund or funds that will be used to measure the value of his or her Accounts by completing the appropriate section of the Enrollment Form. Rules and regulations relating to investment selections, including the frequency with which investment selections may be changed and the minimum percentage of a Member's Account that may be treated as invested in each Investment Fund, will be established, from time to time, by the Committee and announced to Members.

5.02.    VALUATION OF TRUST FUND
         -----------------------

As of each Valuation Date, the Trustee will determine the actual market value of the Trust Fund and the value of each Investment Fund established by the Committee under Section 5.01. The value of each Investment Fund will be calculated as if it had been invested as directed by Members. The value of each Investment Fund will be allocated to Members' Accounts as provided in Section
4.03. If the value of the Trust Fund is greater than the combined values of all Investment Funds, the excess will be applied to reduce the Employer Nonqualified Matching Contributions for the current or next Plan Year or, at the Employer's discretion, may be allocated as a Discretionary Employer Contribution for that same period.

                                   ARTICLE VI
                                   ----------
                       AMOUNT AND DISTRIBUTION OF BENEFITS
                       -----------------------------------

6.01.    DISTRIBUTION EVENTS
         -------------------

Subject to Section 6.02, Members' Accounts will be distributed at the earlier of
(a) the time the Member specifies in his or her Enrollment Form [Section 2.01(b)] or (b) the date the Member (i) dies (Section 6.03), (ii) becomes disabled (Section 6.04), (iii) incurs a financial hardship (Section 6.05) or
(iv) terminates employment with all Group Members.

6.02.    SPECIFIED DISTRIBUTIONS
         -----------------------

Subject to Section 9.01, when completing an Enrollment Form, each Eligible Employee must specify the date that the vested value of his or her Accounts will be distributed and the portion of his or her Nonqualified Employee Deferral Account and Award Deferral Account that is to be allocated to each Distribution Account. Once made, this selection will continue to apply until it is changed, subject to the limitations described in Section 4.02. Nevertheless, amounts credited to a Member's Employer Nonqualified Matching Contribution Account and Discretionary Employer Contribution Account will always be credited to the Member's Retirement Distribution Account [see Section 6.02(c)]. Amounts allocated to a Distribution Account will be distributed under the following terms:

(a) IN-SERVICE DISTRIBUTION ACCOUNT. The value of amounts allocated to a Member's In-Service Distribution Account will be distributed on the earliest of the date the Member (i) specified in his or her Enrollment Form, (ii) dies (Section 6.03), (iii) becomes disabled (Section 6.04) or (iv) incurs a financial hardship (Section 6.05).

(b) EDUCATION DISTRIBUTION ACCOUNT. The value of amounts credited to a Member's Education Distribution Account will be distributed (i) beginning on the date specified by the Member in his or her Enrollment Form or (ii) on the earliest of the date the Member (A) dies (Section 6.03), (B) becomes disabled (Section 6.04) or (C) incurs a financial hardship (Section 6.05).

(c) RETIREMENT DISTRIBUTION ACCOUNT. The vested value of amounts credited to a Member's Retirement Distribution Account will be distributed beginning on the earlier of the date the Member (i) specifies in his or her Enrollment Form Notice, (ii) dies (Section 6.03), (iii) becomes disabled (Section 6.04), (iv) incurs a financial hardship (Section 6.05) or (v) terminates employment after reaching age 55 [Section 6.06(a)].

(d) FAILURE TO SPECIFY DISTRIBUTION ACCOUNT. A Member who fails to specify to which Distribution Account his Accounts will be allocated will be treated as having elected to have the full value of his Accounts allocated to a Retirement Distribution Account.

(e) EFFECT OF TERMINATION BEFORE AGE 55. Subject to Section 6.07, any amount credited to the Account of a Member who terminates employment with all Group Members before he or she reaches age 55 will be distributed in a single lump sum as soon as administratively possible after that termination occurs.

(f) MODIFICATION OF DISTRIBUTION DATES. A Member may change the distribution dates described in Sections 6.02(a), (b) and (c) but only if (i) he or she returns to the Committee a completed Enrollment Form specifying the new distribution date and the Distribution Account (or portion of that account) to which it relates, (ii) that completed Enrollment Form specifies a new distribution date and (iii) the Enrollment Form deferring the distribution date is returned to the Committee at least 12 months and one day before the previously specified distribution date.

6.03.    DEATH BENEFITS.
         --------------

The undistributed value of the Accounts established for a deceased Member will be paid to that Member's Beneficiary as of the Valuation Date following the Member's death. Any Beneficiary claiming a death benefit under the Plan must provide the Committee with satisfactory proof of the Member's death before any death benefit will be paid. Distributions from this account will be made in the form described in Section 6.06.

6.04.    DISABILITY BENEFITS
         -------------------

A Member who becomes disabled before terminating employment with all Group Members will receive a distribution of 100 percent of the undistributed value of his or her Accounts, determined as of the Valuation Date following the date of disability. A Member will be considered disabled on the date that it is established by a licensed physician selected by the Committee that he or she is not able to engage in any substantial gainful activity because of a medically determinable physical or mental impairment that is expected to result in death or to be of long, continued and indefinite duration. The Committee will consistently apply uniform principles when determining if a Member is disabled. Distributions from this account will be made in the form described in Section 6.06.

6.05.    HARDSHIP WITHDRAWALS
         --------------------

In its sole discretion, the Committee may distribute all or a portion of the vested value of a Member's Nonqualified Employee Deferral Account and Award Deferral Account before the date otherwise determined under Section 6.02 if the Committee decides that the Member has encountered a severe financial hardship. For these purposes, a Member will have incurred a "severe financial hardship" only if he or she needs an immediate distribution to meet a current and heavy financial expense associated with (a) a sudden or unexpected illness or accident incurred by the Member or a member of the Member's immediate family or (b) the loss of the Member's property due to casualty or other similar extraordinary and unforeseeable circumstance attributable to events beyond the Member's control. A distribution based on financial hardship (c) will be taken proportionately from each of his Distribution Accounts and (d) will not be larger than the smaller of
(i) the amount needed to meet the immediate financial need created by the hardship or (ii) the sum of the value of the Member's Nonqualified Employee Deferral Account and Award Deferral Account as of the most recent Valuation Date. Distributions from this account will be taken proportionately from each Distribution Account and will be made in the form described in Section 6.06.

6.06.    AMOUNT AND PAYMENT OF WITHDRAWALS
         ---------------------------------

Subject to Section 9.01:

(a) RETIREMENT DISTRIBUTION ACCOUNTS. All distributions made to a Member who terminates employment after reaching age 55 will be effective as of the Valuation Date immediately preceding the date the distribution is to be made and will be paid in the form the Member selected from among those described in the Enrollment Form. These distribution forms will be limited to (i) a single lump sum payment of the full value of the Member's Account or (ii) a series of monthly, quarterly or annual installments (whichever the Member selected) for a period not longer than ten years. A Member may ask the Committee to change the form in which his or her benefit will be (or is being) distributed. This request must be made in writing and will be approved by the Committee only to the extent that it affects distributions made more than 12 months after the date that request is received by the Committee. The amount to be distributed will be taken proportionately from each Distribution Account.

(b) Subject to Section 6.02(e), all distributions from a Member's Education Distribution Account will be made in five annual installments beginning on the date specified by the Member in his or her Deferral Notice. However, a Member may specify that distributions from an Education Distribution Account will be paid in a lump sum on the date specified in the Enrollment Form or in fewer than five annual installments. A Member may change the form of distribution by returning a completed Enrollment Form to the Committee specifying the revised distribution form but only if this Enrollment Form is returned to the Committee at least 12 months and one day before the distribution from this account is to be made under the terms of an earlier election. Also, if a Member terminates employment before age 55, any unpaid balance credited to his or her Education or In-Service Distribution Accounts will be distributed as a lump sum as soon as administratively possible after termination occurs.

(c) OTHER DISTRIBUTIONS OR WITHDRAWALS. All other distributions or withdrawals (including those made to a Member who terminates employment with all Group Members before reaching age 55) will be effective as of the Valuation Date immediately preceding the date the distribution is to be made. The appropriate amount will be taken from the Member's Distribution Account as of that Valuation Date and, subject to Section 6.07, paid to the Member in a single lump sum.

(d) FULL DISCHARGE. Once a Member's Accounts have been fully distributed, the Corporation, all Group Members and the Plan will have no further liability to the Member or, if appropriate, to his or her Beneficiary.

6.07.    VESTED BENEFITS
         ---------------

(a) The benefit payable under the Plan to any Member who is actively employed by a Group Member after December 31, 2001, will equal 100 percent of the value of his or her Nonqualified Employee Deferral Account and Award Deferral Account and the vested portion of his or her Employer Nonqualified Matching Contribution Account and Discretionary Employer Contribution Account.

(b) Subject to paragraph (d) of this section and Section 9.01, a Member will be vested in amounts credited to his or her Employer Nonqualified Matching Contribution Account and, unless the Employer specifies otherwise when the Discretionary Employer Contribution is made, the undistributed value of his or her Discretionary Employer Contribution Account, if any, under the following table:

    YEARS OF VESTING SERVICE WHEN PARTICIPANT
              TERMINATES EMPLOYMENT                     VESTED PERCENTAGE
    -----------------------------------------           -----------------
                        1                                      0
                        2                                     20
                        3                                     40
                        4                                     60
                        5                                     80
                        6                                    100

(c) Subject to paragraph (d) of this section and Section 9.01, a Member will be fully vested in amounts credited to his or her 2000 Account on the later of reaching age 55 and completing at least six Years of Vesting Service. Except as provided in Section 6.07(d)(ii), a Member who terminates employment before reaching age 55 and completing at least six Years of Vesting Service will forfeit all amounts allocated to his or her 2000 Account.

(d) (i) Regardless of his or her Years of Vesting Service, a Member will be fully vested in his or her Employer Nonqualified Matching Contribution Account and, unless the Employer specifies otherwise when the Discretionary Employer Contribution is made, the undistributed value of his or her Discretionary Employer Contribution Account, if any, at the earliest of (A) age 55, (B) the date the Member dies or (C) the date the Committee concludes that the Member is disabled.

         (ii) Regardless of his or her Years of Vesting Service, a Member will be fully vested in his or her 2000 Account on the earliest of (A) the date the Member dies or (B) the date the Committee concludes that the Member is disabled.

         (iii) Subject to any limitation imposed under a Change Agreement, if, within 36 months after a Change in Control, (A) the Plan is terminated and not replaced with a similar program providing comparable benefits and features or (B) with respect to a Member who is a party to a Change Agreement, an event occurs that generates a change in control payment under that Member's Change Agreement, that Member will be fully vested in all his or her Accounts.

(e) Any Forfeitures arising by application of the vesting schedule described in paragraph (b) will be applied to reduce future Employer Nonqualified Matching Contributions or, at the Employer's discretion, to reduce future Discretionary Employer Contributions.

(f) The Vested Percentage of Members whose employment with all Group Members ended before the Effective Date of this second amendment and restatement will be determined on the basis of Plan terms (including the vesting provisions) in effect on the date their employment terminated.

6.08.    DISTRIBUTION OF BENEFITS
         ------------------------

The Committee will apprise the Trustee, in writing, of the form in which payments are to be made under the Plan and the date they are to be paid. Benefit distributions will begin as soon as practicable after the Trustee receives that written notice from the Committee, but not later than 60 days after the date the benefit became payable.

                                   ARTICLE VII
                                   -----------
                                 PLAN COMMITTEE
                                 --------------

7.01.    APPOINTMENT OF COMMITTEE
         ------------------------

The Board of Directors will appoint a committee of at least three persons to administer the Plan. A Committee member may resign at any time by sending written notice to the Board specifying the effective date of his or her termination (which must always be prospective). Vacancies in the Committee will be filled by the Board as the need arises. Also, in its sole discretion, the Board may remove any Committee member at any time by giving written notice of removal to the affected Committee member and specifying the effective date of that action (which must always be prospective).

7.02.    POWERS AND DUTIES
         -----------------

The Committee is fully empowered to exercise complete discretion to administer the Plan and to construe and apply all of its provisions. The Committee may delegate any of its powers and duties to any other person or organization. These powers and duties include:

(a) Deciding which employees are Eligible Employees, which of them may participate in the Plan, the extent of their Years of Vesting Service and the value of their benefit;

(b) Resolving disputes that may arise with regard to the rights of Eligible Employees, Members and their legal representatives or Beneficiaries under the terms of the Plan. Subject to Section 7.08, the Committee's decisions in these matters will be final in each case;

(c) Obtaining from each Group Member, Member and Beneficiary information that the Committee needs to determine any Member's or Beneficiary's rights and benefits under the Plan. The Committee may rely conclusively upon any information furnished by a Group Member, a Member or Beneficiary;

(d) Compiling and maintaining all records it needs to administer the Plan;

(e) Upon request, furnishing each Employer with reasonable and appropriate reports of its administration of the Plan;

(f) Authorizing the Trustee to distribute all benefits that are payable under the Plan;

(g) Engaging legal, administrative, actuarial, investment, accounting, consulting and other professional services that the Committee believes are necessary and appropriate;

(h) Adopting rules and regulations for the administration of the Plan that are not inconsistent with the terms of the Plan; and

(i) Doing and performing any other acts provided for in the Plan.

7.03.    ACTIONS BY THE COMMITTEE
         ------------------------

The Committee may act at a meeting, or in writing without a meeting, by the vote or assent of a majority of its members. The Committee will appoint one of its members to act as a secretary to record all Committee actions. The Committee also may authorize one or more of its members to execute papers and perform other ministerial duties on behalf of the Committee.

7.04.    INTERESTED COMMITTEE MEMBERS
         ----------------------------

No member of the Committee may participate in any Committee action that directly affects that member's individual interest in the Plan. These matters will be determined by a majority of the remainder of the Committee.

7.05.    INDEMNIFICATION
         ---------------

(a) The Corporation will indemnify and hold harmless any Committee member or employee who performs services to or on behalf of the Plan ("Indemnified Party") against all liabilities and all reasonable expenses (including attorney fees and amounts paid in settlement other than to any Group Member) incurred or paid in connection with any threatened or pending action, suit or proceeding brought by any party in connection with the Plan. However, this indemnification will not extend to any Indemnified Party whose conduct in connection with the Plan is found to have been grossly negligent or wrongful. This determination will be based on any final judgment rendered in connection with the action, suit or proceeding complaining of the conduct or its effect or, if no final judgment is rendered, by a majority of the Board of Directors or by independent counsel to whom the Board of Directors has referred the matter.

(b) The obligations under this section may be satisfied, in the Corporation's discretion, through the purchase of a policy or policies of insurance providing equivalent protection.

7.06.    CONCLUSIVENESS OF ACTION
         ------------------------

Subject to Section 7.08, any action on matters within the discretion of the Committee will be conclusive, final and binding upon all Members and upon all persons claiming any rights hereunder including Beneficiaries.

7.07.    PAYMENT OF EXPENSES
         -------------------

(a) Committee members will not be separately compensated for their services as Committee members. However, the Corporation will reimburse Committee members for all appropriate expenses they incur while carrying out their Plan duties.

(b) The compensation or fees of accountants, counsel and other specialists and any other costs of administering the Plan or Trust Fund will be charged to the Trust Fund unless paid by the Corporation or allocated among Employers. Also, the Corporation or a Group Member may advance funds to the Trust to meet these fees and expenses and may seek subsequent reimbursement for these amounts but only if (i) before the advance is made, the Corporation or Group Member apprises the Committee that reimbursement will be requested and (ii) reimbursement is requested in writing received by the Committee before the end of the Plan Year during which the advance was made.

7.08.    CLAIMS PROCEDURE
         ----------------

(a) FILING CLAIMS. Any Member or Beneficiary who believes that he or she is entitled to an unpaid Plan benefit may file a claim with the Committee.

(b) NOTIFICATION TO CLAIMANT. If a claim is wholly or partially denied, the Committee will send a written notice of denial to the claimant. This notice must be written in a manner calculated to be understood by the claimant and must include:

         (i)   The specific reason or reasons for which the claim was denied;

         (ii) Specific reference to pertinent Plan provisions, rules, procedures or protocols upon which the Committee relied to deny the claim;

         (iii) A description of any additional material or information that the claimant may file to perfect the claim and an explanation of why this material or information is necessary; and

         (iv) A description of the steps the claimant may take to appeal an adverse determination.

The Committee will render its decision within 90 days of receiving a benefit claim. However, if special circumstances (such as the need for additional information) require additional time, this decision will be rendered as soon as possible, but not later than 180 days after receipt of the claim and only if the Committee notifies the claimant, in writing, that it needs more time to review a claim and why that additional time is needed. If the Committee does not issue its decision within this period, the claim will be deemed to have been denied.

(c) REVIEW PROCEDURE. If a claim has been wholly or partially denied, the affected claimant, or his or her authorized representative may:

         (i) Request that the Committee reconsider its initial denial by filing a written appeal no more than 60 days after receiving written notice that all or part of the initial claim was denied;

         (ii) Review pertinent documents and other material upon which the Committee relied when denying the initial claim; and

         (iii) Submit a written description of the reasons for which the claimant disagrees with the Committee's initial adverse decision.

An appeal of an initial denial of benefits and all supporting material must be made in writing and directed to the Committee. The Committee is solely responsible for reviewing all benefit claims and appeals and taking all appropriate steps to implement its decision.

The Committee's decision on review will be sent to the claimant in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions, rules, procedures or protocols upon which the Committee relied to deny the appeal.

The Committee will render its decision within 60 days of receiving a benefit appeal. However, if special circumstances (such as the need to hold a hearing on any matter pertaining to the denied claim) require additional time, this decision will be rendered as soon as possible, but not later than 120 days after receipt of the claimant's written appeal and only if the Committee notifies the claimant, in writing, that it needs more time to review an appeal and why that additional time is needed. If the Committee does not issue its decision within this period, the claim will be deemed to have been denied.


                                  ARTICLE VIII
                                  ------------
                              AMENDMENT TO THE PLAN
                              ---------------------

8.01.    RIGHT TO AMEND
         --------------

The Corporation may modify, alter or amend the Plan at any time. However, no amendment may affect any Member's or Beneficiary's vested rights accrued under the Plan before the effective date of that amendment. If an amendment heightens the vesting conditions described in Section 6.07(b), each Member having three or more Years of Vesting Service may elect to have his or her vested rights computed without regard to that amendment, but only if the Member files a written election to this effect with the Committee during the period beginning on the date the amendment is adopted and ending on the later of (a) 60 days after the date the amendment is adopted; (b) 60 days after the amendment is effective or (c) 60 days after the Member is issued a written notice of the amendment.

8.02.    AMENDMENT PROCEDURE
         -------------------

The Board of Directors, an executive committee of the Board of Directors or other Board committee or any executive officer to which or to whom the Board of Directors delegates discretionary authority over the Plan may exercise the Corporation's right to amend the Plan.


                                   ARTICLE IX
                                   ----------
                             TERMINATION OF THE PLAN
                             -----------------------

9.01.    RIGHT TO TERMINATE
         ------------------

The Corporation may terminate the Plan in whole or in part at any time by written action of its Board of Directors. Each Member affected by a full or partial Plan termination or by a complete discontinuance of contributions will be 100 percent vested in the value of all of his or her Accounts. Also, the Committee may (a) distribute an affected Member's Accounts at the time the Plan terminates or partially terminates, even if this date is earlier than the date benefits otherwise would be distributed under Article VI or (b) hold those benefits until they are otherwise payable under the terms of the Plan.

9.02.    PLAN MERGER AND CONSOLIDATION
         -----------------------------

If the Plan is merged into or consolidated with any other plan, each affected Member will be entitled to a benefit immediately after the merger, consolidation or transfer (determined as if the surviving plan had then terminated) at least equal to the benefit he or she had accrued immediately before the merger or consolidation (determined as if the Plan terminated immediately before that merger or consolidation).

9.03.    SUCCESSOR EMPLOYER
         ------------------

If any Employer dissolves into, reorganizes, merges into or consolidates with another business entity, provision may be made by which the successor will continue the Plan and Trust, in which case the successor will be substituted for the Employer under the terms and provisions of this Plan and the Trust Agreement. The substitution of the successor for the Employer will constitute an assumption by the successor of all Plan liabilities and the successor will have all of the powers, duties and responsibilities of the Employer under the Plan.


                                    ARTICLE X
                                    ---------
                                  UNFUNDED PLAN
                                  -------------

Notwithstanding any Plan provision to the contrary, the Plan constitutes an unfunded, unsecured promise by each Employer to pay only those benefits that are accrued by Members under the terms of the Plan. Neither the Corporation nor any Group Member will segregate any assets into a fund established exclusively to pay Plan benefits unless the Corporation, in its sole discretion, establishes a trust for the purpose of holding assets from which all or part of a Plan benefit may be paid. Neither the Corporation nor any other Group Member is liable for the payment of Plan benefits that are actually paid from a trust established for that purpose. However, the Corporation (and each Group Member) are obliged to pay any benefits not paid from any trust. Also, Members, Beneficiaries and other persons claiming a Plan benefit through them have only the rights of general unsecured creditors and do not have any interest in or right to any specific asset of any Group Member. Nothing in this Plan constitutes a guaranty by the Corporation, any Group Member or any other entity or person that their assets will be sufficient to pay Plan benefits.


                                   ARTICLE XI
                                   ----------
                                  MISCELLANEOUS
                                  -------------

11.01.   VOLUNTARY PLAN
         --------------

The Plan is purely voluntary on the part of each Employer; neither the establishment of the Plan nor any amendment to it nor the creation of any fund or account nor the payment of any benefits may be construed as giving any person
(a) a legal or equitable right against any Group Member, the Trustee or the Committee other than those specifically granted under the Plan or conferred by affirmative action of the Committee or any Group Member in a manner that is consistent with the terms and provisions of this Plan or (b) the right to be retained in the service of any Group Member. All Members remain subject to discharge to the same extent as though this Plan had not been established.

11.02.   NON-ALIENATION OF BENEFITS
         --------------------------

The right of a Member, Beneficiary or any other person to receive Plan benefits may not be assigned, transferred, pledged or encumbered except as provided in the Member's Beneficiary designation, by will or by applicable laws of descent and distribution. Any attempt to assign, transfer, pledge or encumber a Plan benefit will be null and void and of no legal effect.

11.03   INABILITY TO RECEIVE BENEFITS
        -----------------------------

Any Plan benefit payable to a Member or Beneficiary who is declared incompetent will be paid to the guardian, conservator or other person legally charged with the care of his or her person or estate. Also, if the Committee, in its sole discretion, concludes that a Member or Beneficiary is unable to manage his or her financial affairs, the Committee may, but is not required to, direct the Employer or Trustee to distribute Plan benefits to any one or more of his or her Spouse, lineal ascendants or descendants or other close living relatives of the Member or Beneficiary who demonstrates to the satisfaction of the Committee the propriety of those distributions. Any payment made under this section will completely discharge the Plan's liability with respect to that payment. The Committee is not required to see to the application of any distribution made to any person.

11.04.   LOST MEMBERS
         ------------

Each Member is obliged to keep the Committee apprised of his or her current mailing address and that of his or her Beneficiary. The Committee's obligation to search for any Member or Beneficiary is limited to sending a registered or certified letter to the Member's or Beneficiary's last known address. Any amounts credited to the Accounts of any Member or Beneficiary who does not file a claim for benefits with the Committee will be forfeited no later than 12 months after benefits are otherwise payable and applied to reduce future Employer Nonqualified Matching Contributions. However, this forfeited benefit will be restored and paid if the Committee subsequently approves a claim for benefits under the procedures described in Section 7.08.

11.05.   LIMITATION OF RIGHTS
         --------------------

Nothing in the Plan, expressed or implied, is intended or may be construed as conferring upon or giving to any person, firm or association (other than Group Members, Members, their Beneficiaries and their successors in interest) any right, remedy or claim under or by reason of this Plan.

11.06.   INVALID PROVISION
         -----------------

If any provision of this Plan is held to be illegal or invalid for any reason, the Plan will be construed and enforced as if the offending provision had not been included in the Plan.

However, that determination will not affect the legality or validity of the remaining parts of this Plan.


11.07.   ONE PLAN
         --------

This Plan may be executed in any number of counterparts, each of which will be deemed to be an original.

11.08.   GOVERNING LAW
         -------------

The Plan will be governed by and construed in accordance with the laws of the United States and, to the extent applicable, the laws of Ohio.

                               BOB EVANS FARMS, INC.

                               By: /s/ Stewart Owens
                                   ---------------------------------------

                               Print Name: Stewart Owens
                                           -------------------------------

                               Title: Chairman, President, CEO
                                      ------------------------------------

Date: 5/01/02
      --------

                      BOB EVANS FARMS, INC. AND AFFILIATES
             SECOND AMENDED AND RESTATED EXECUTIVE DEFERRAL PROGRAM
                      FISCAL YEAR ENDING ________________
                             BONUS DEFERRAL NOTICE
                             ---------------------

Name:

Soc. Sec. No.:                                 Date of Birth:


Effective Date (may not be earlier than the first day of the Plan Year starting after this notice is returned to the Committee): ________________

NOTE: (I) THE ELECTIONS YOU MAKE BY COMPLETING THIS FORM WILL REMAIN IN EFFECT UNTIL CHANGED OR REVOKED. HOWEVER, ANY CHANGE WILL NOT BE EFFECTIVE UNTIL THE FIRST DAY OF THE PLAN YEAR THAT BEGINS AFTER THE REVISED BONUS DEFERRAL NOTICE IS DELIVERED TO THE COMMITTEE.

(i)The maximum amount that may be deferred is (salary) 25 percent of your regular cash compensation (i.e., the amount shown on your IRS Form W-2 minus any non-cash earnings-such as the taxable value of fringe benefits) plus
(ii) (bonus) 100 PERCENT OF YOUR BONUS, MINUS (iii) THE MAXIMUM AMOUNT THAT "HIGHLY COMPENSATED EMPLOYEES" AS A GROUP MAY DEFER TO THE BOB EVANS FARMS, INC. & AFFILIATES 401k RETIREMENT PLAN. The Plan Committee can help you calculate the maximum amount you may defer for each year.

You may defer a portion of your salary by completing a separate form called the "Bob Evans Farms, Inc. and Affiliates Executive Deferral Program - Salary Deferral Form" and as much as 100 percent of your Award Gain (as defined in the Plan) you otherwise would receive upon the exercise or distribution of any Award (as defined in the Plan) by completing a separate form called the "Bob Evans Farms and Affiliates Executive Deferral Program - Award Deferral Notice."
Salary deferral forms will be provided to you prior to the beginning of the calendar year. Forms for your award gain will be provided prior to the beginning of the fiscal year.

     (Your current bonus deferral percentage is _____________________)
     In accordance with the provisions of the Bob Evans Farms,Inc. and Affiliates Executive Deferral Program (the "Plan") and subject to the limits described in the Plan, I elect to defer_______% of my Fiscal Year End Bonus (as defined in the Plan).

X___________________________           X________________________________________
Date                                   Signature

Received by Committee on: ________________  By: ________________________________

--------------------------------------------------------------------------------
For Office Use Only:
--------------------

EDA_____________   IDA______________  RDA______________

MTD_____________   MTD______________   MTD_____________

MOP_____________   MOP______________   MOP_____________

IFC_____________   IFC______________  IFC______________

                      BOB EVANS FARMS, INC. AND AFFILIATES
             SECOND AMENDED AND RESTATED EXECUTIVE DEFERRAL PROGRAM
                         FISCAL YEAR ENDING ___________
                              BONUS DEFERRAL NOTICE
                              ---------------------

                                 ENROLLMENT FORM
                                 ---------------

Name:

Soc.Sec.No.:                                       Date of Birth:

Eligibility Date: ____________

Enrollment Date (may not be earlier than Eligibility Date): __________

Note: The elections you make by completing this form will remain in effect until changed or revoked.


        (i) If you want to change any one of the elections you make when completing this form, you must complete and deliver to the Committee a new Enrollment Form completing only those sections you want to change.


        (ii) Any change (other than to name a new Beneficiary - Section 6) will not be effective until the first day of the Plan Year that begins after the revised Enrollment Form is delivered to the Committee.


        (iii) If you suspend your deferrals by completing Section 5, (A) your election to suspend will not be effective until the first day of the Plan Year that begins after you return a completed Enrollment Form to the Committee and (B) you may not participate in the Plan again until you complete and return to the Committee a new Enrollment Form and then only if the committee agrees that you are eligible to participate in the Plan on that date. Also, your deferrals will automatically be suspended for any period that your pre-tax deferrals are suspended under the Bob Evans Farms. Inc. and Affiliates 401K Retirement Plan.



PART A ELECTION TO PARTICIPATE

Complete this portion of this form if you decide to participate in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program. Complete Part B of this form if you do not want to participate in this program.

1.       DISTRIBUTION ACCOUNTS BONUS DEFERRAL.

         I direct that amounts attributable to my deferrals be allocated to the following Distribution Accounts:

         Note: (i) If you do not complete this portion of the form, 100 percent of your Plan Accounts will be allocated to your Retirement
         Distribution Account.

         (ii) The percentages allocated to all accounts may never be larger than 100 percent.

         (iii) Regardless of the election you make under this Section, your Plan benefit will be distributed as a lump sum if you terminate employment before reaching age 55.

         (iv) All amounts attributable to your share of the Employer's contributions will be allocated to your Retirement Distribution Account

         _______% to an EDUCATION DISTRIBUTION ACCOUNT, to be distributed on (i) the earlier of the date (a) I die, (b) become disabled or (c) incur a financial hardship, or, (ii) in (number of annual payments not to exceed five years) _______ substantially equal installments beginning on (year) ____________ , OR one lump sum to be distributed on (year)
         ____________ .

                  This amount will be invested in (check one):

                  _______the Income Fund;
                  _______the Income Growth Fund; or
                  _______the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.

         _______% to an IN-SERVICE DISTRIBUTION ACCOUNT, to be distributed in a lump sum on the earlier of the date (i) I die, (ii) become disabled,
         (iii) incur a financial hardship, or (iv) (year) __________.

                  This amount will be invested in (check one):

                  ________the Income Fund;
                  ________the Income Growth Fund; or
                  ________the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.

                  _______% to a RETIREMENT DISTRIBUTION ACCOUNT, to be distributed on (i) the earlier of the date (a) I die, (b) become disabled or (c) incur a financial hardship, or, if later, (ii) the date (a) I terminate employment prior to reaching age 55, or (b) (year) ____________.

                  Note: The earliest date that may be inserted in the space provided immediately above is the date you reach age 55 and complete six years of vesting service. Also, the date you insert will apply to the entire amount credited to your Retirement Account (i.e., you may select only one distribution date for your Retirement Account).

                  This amount will be invested in (check one):

                  _______the Income Fund;
                  _______the Income Growth Fund; or
                  _______the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.

2.       METHOD OF PAYMENT (RETIREMENT DISTRIBUTION ACCOUNT).

         (a) I understand that payments from my In-Service Distribution Account will be made in a single lump sum at the time indicated in Section 1, payments from my Education Distribution Account will be made in five annual installments or a single lump sum, and that I will receive a lump sum payment of all amounts credited to my accounts if I terminate employment before reaching age 55.

         (b) I choose to receive payments from my Retirement Distribution Account in (check one):

         (i)      _______ one lump sum; or

         (ii) _______ substantially equal monthly installments over _______ years; or

         (iii) _______ substantially equal quarterly installments over _______ years; or

         (iv) _______ substantially equal annual installments over _______ years

*Periodic payments may not be paid out in excess of ten years.

3.       INVESTMENT OF ACCOUNTS.
Earnings on my Accounts will be calculated as described in separate material distributed by the Committee.

4.       ACKNOWLEDGMENT.

         I acknowledge that (i) the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no right or claim to receive amounts credited to my Accounts other than those specifically granted by the terms of the Plan and (ii) I am solely responsible for ensuring that the Committee's files contain my current mailing address and that of my Beneficiary.


X_________________________          X________________________________________
Date                                Signature

Received by Committee on: ____________   By: ________________________________

5.       SUSPENSION OF DEFERRALS.

         I elect to suspend all deferrals to the Plan. In doing so, I understand that (i) this election will not be effective until the first day of the Plan Year that begins after this election is delivered to the Committee and will not accelerate the date on which any Plan benefits are payable, (ii) I am still responsible for directing the investment of my Accounts and (iii) I may not again participate in the Plan until the later of the date (A) I deliver to the Committee a completed Enrollment Form or (B) the date that the Committee decides that I may resume participation.

         This election supersedes any earlier Enrollment Form I may have completed. This election can be revoked or modified only by returning to the Committee a completed version of this from specifying the revised rate of deferral.


X_________________________          X________________________________________
Date                                Signature

Received by Committee on: _____________  By: ________________________________

                      BOB EVANS FARMS, INC. AND AFFILIATES
             SECOND AMENDED AND RESTATED EXECUTIVE DEFERRAL PROGRAM
                           FISCAL YEAR ENDING ________
                              BONUS DEFERRAL NOTICE
                              ---------------------

PART B WAIVER OF PARTICIPATION


Complete this portion of this form if you decide not to participate in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program. Complete Part A of this form if you want to participate in this program.

I elect to waive participation in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Plan. In doing so, I understand that I will not earn a benefit under this program unless I revoke this waiver and complete Part A of this form at a time that I am eligible to participate in the Plan.


X_________________________          X________________________________________
Date                                Signature


Received by Committee on: ____________   By: ________________________________

                      BOB EVANS FARMS, INC. AND AFFILIATES
             SECOND AMENDED AND RESTATED EXECUTIVE DEFERRAL PROGRAM
                             CALENDAR YEAR ________
                             SALARY DEFERRAL NOTICE
                             ----------------------


Name:

Soc. Sec. No.:                             Date of Birth:

Effective Date (may not be earlier than the first day of the Plan Year starting after this notice is returned to the Committee): _________________________

Note: (I) the elections you make by completing this form will remain in effect until changed or revoked. However, any change will not be effective until the first day of the Plan Year that begins after the revised Salary Deferral Notice is delivered to the Committee.

(i) The maximum amount that may be deferred is 25 percent of your regular cash compensation (i.e., the amount shown on your IRS Form W-2 minus any non-cash earnings-such as the taxable value of fringe benefits) plus (ii) 100 percent of your bonus, minus (iii) the maximum amount that "highly compensated employees" as a group may defer to the Bob Evans Farms, Inc. & Affiliates 401k Retirement Plan. The Plan Committee can help you calculate the maximum amount you may defer for each year.

You may defer all or a portion of your bonus by completing a separate form called the "Bob Evans Farms, Inc. and Affiliates Executive Deferral Program - Bonus Deferral Form" and as much as 100 percent of your Award Gain (as defined in the Plan) you otherwise would receive upon the exercise or distribution of any Award (as defined in the Plan) by completing a separate form called the "Bob Evans Farms and Affiliates Executive Deferral Program- Award Deferral Notice". Both of these forms will be provided to you prior to the beginning of the fiscal year.

             (Your current  deferral  percentage is ____%.
             In accordance with the provisions of the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program (the "Plan") and subject to the limits described in the Plan, I elect to defer _______% of my regular Compensation (as defined in the Plan).

X_________________________          X________________________________________
Date                                Signature

Received by Committee on: _____________  By: ________________________________

--------------------------------------------------------------------------------
For Office Use Only:
--------------------

EDA_____________      IDA______________     RDA_____________

MTD_____________      MTD_____________      MTD_____________

MOP_____________      MOP_____________      MOP_____________

IFC______________     IFC______________     IFC______________

--------------------------------------------------------------------------------

                      BOB EVANS FARMS, INC. AND AFFILIATES
             SECOND AMENDED AND RESTATED EXECUTIVE DEFERRAL PROGRAM
                                  ANNUAL SALARY
                              CALENDAR YEAR ______
                                 ENROLLMENT FORM
                                 ---------------

Name:

Soc. Sec. No.:                             Date of Birth:

Eligibility Date: _________________________

Enrollment Date (may not be earlier than Eligibility Date): _________________

Note: The elections you make by completing this form will remain in effect until changed or revoked.

         (i) If you want to change any one of the elections you make when completing this form, you must complete and deliver to the Committee a new Enrollment Form completing only those sections you want to change.

         (ii) Any change (other than to name a new Beneficiary - Section 4) will not be effective until the first day of the Plan Year that begins after the revised Enrollment Form is delivered to the Committee.

         (iii) If you suspend your deferrals by completing Section 6, (A) your election to suspend will not be effective until the first day of the Plan Year that begins after you return a completed Enrollment Form to the Committee and (B) you may not participate in the Plan again until you complete and return to the Committee a new Enrollment Form and then only if the committee agrees that you are eligible to participate in the Plan on that date. Also, your deferrals will automatically be suspended for any period that your pre-tax deferrals are suspended under the Bob Evans Farms. Inc. and Affiliates 401K Retirement Plan.



PART A ELECTION TO PARTICIPATE

Complete this portion of this form if you decide to participate in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program. Complete Part B of this form if you do not want to participate in this program.

1.       DISTRIBUTION ACCOUNTS SALARY DEFERRAL.

         I direct that amounts attributable to my deferrals be allocated to the following Distribution Accounts:

         Note: (i) If you do not complete this portion of the form, 100 percent of your Plan Accounts will be allocated to your Retirement Distribution Account.

         (ii) The percentages allocated to all accounts may never be larger than 100 percent.

         (iii) Regardless of the election you make under this Section, your Plan benefit will be distributed as a lump sum if you terminate employment before reaching age 55.

         (iv) All amounts attributable to your share of the Employer's contributions will be allocated to your Retirement Distribution Account.

         _______% to an EDUCATION DISTRIBUTION ACCOUNT, to be distributed on (i) the earlier of the date (a) I die, (b) become disabled or (c) incur a financial hardship, or, (ii) in (number of annual payments not to exceed five years) _______ substantially equal installments beginning on (year) ____________ , OR one lump sum to be distributed on (year)
         ____________ .

                  This amount will be invested in (check one):

                  _______the Income Fund;
                  _______the Income Growth Fund; or
                  _______the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.

         _______% to an IN-SERVICE DISTRIBUTION ACCOUNT, to be distributed in a lump sum on the earlier of the date (i) I die, (ii) become disabled,
         (iii) incur a financial hardship, or (iv) (year) __________.

                  This amount will be invested in (check one):

                  ________the Income Fund;
                  ________the Income Growth Fund; or
                  ________the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.

                  _______% to a RETIREMENT DISTRIBUTION ACCOUNT, to be distributed on (i) the earlier of the date (a) I die, (b) become disabled or (c) incur a financial hardship, or, if later, (ii) the date (a) I terminate employment prior to reaching age 55, or (b) (year) ____________.

                  Note: The earliest date that may be inserted in the space provided immediately above is the date you reach age 55 and complete seven years of vesting service. Also, the date you insert will apply to the entire amount credited to your Retirement Account (i.e., you may select only one distribution date for your Retirement Account).

                  This amount will be invested in (check one):

                  _______the Income Fund;
                  _______the Income Growth Fund; or
                  _______the Growth Fund

         Note:  You may elect only one investment fund for amounts credited to
         this Distribution          Account.

2.       METHOD OF PAYMENT (RETIREMENT DISTRIBUTION ACCOUNT).

         (a) I understand that payments from my In-Service Distribution Account will be made in a single lump sum at the time indicated in Section 1, payments from my Education Distribution Account will be made in five annual installments or a single lump sum, and that I will receive a lump sum payment of all amounts credited to my accounts if I terminate employment before reaching age 55.

         (b) I choose to receive payments from my Retirement Distribution Account in (check one):

         (i)      _______ one lump sum; or

         (ii) _______ substantially equal monthly installments over _______ years; or

         (iii) _______ substantially equal quarterly installments over _______ years; or

         (iv) _______ substantially equal annual installments over _______ years

*Periodic payments may not be paid out in excess of ten years.

3.       INVESTMENT OF ACCOUNTS.

Earnings on my Accounts will be calculated as described in separate material distributed by the Committee.

4.       ACKNOWLEDGMENT.

         I acknowledge that (i) the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no right or claim to receive amounts credited to my Accounts other than those specifically granted by the terms of the Plan and (ii) I am solely responsible for ensuring that the Committee's files contain my current mailing address and that of my Beneficiary.


X_________________________          X________________________________________
Date                                Signature

Received by Committee on: ____________   By: ________________________________

5.       SUSPENSION OF DEFERRALS.

         I elect to suspend all deferrals to the Plan. In doing so, I understand that (i) this election will not be effective until the first day of the Plan Year that begins after this election is delivered to the Committee and will not accelerate the date on which any Plan benefits are payable, (ii) I am still responsible for directing the investment of my Accounts and (iii) I may not again participate in the Plan until the later of the date (A) I deliver to the Committee a completed Enrollment Form or (B) the date that the Committee decides that I may resume participation.

         This election supersedes any earlier Enrollment Form I may have completed. This election can be revoked or modified only by returning to the Committee a completed version of this from specifying the revised rate of deferral.


X_________________________          X________________________________________
Date                                Signature

Received by Committee on: _____________  By: ________________________________

                      BOB EVANS FARMS, INC. AND AFFILIATES
             SECOND AMENDED AND RESTATED EXECUTIVE DEFERRAL PROGRAM
                            CALENDAR YEAR __________
                                 SALARY DEFERRAL
                                 ---------------

PART B WAIVER OF PARTICIPATION


Complete this portion of this form if you decide not to participate in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program. Complete Part A of this form if you want to participate in this program.

I elect to waive participation in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Plan. In doing so, I understand that I will not earn a benefit under this program unless I revoke this waiver and complete Part A of this form at a time that I am eligible to participate in the Plan.


X_________________________          X________________________________________
Date                                Signature

Received by Committee on: ____________       By: ____________________________

                      BOB EVANS FARMS, INC. AND AFFILIATES
                 AMENDED AND RESTATED EXECUTIVE DEFERRAL PROGRAM
                          FISCAL YEAR ENDING __________
                              AWARD DEFERRAL NOTICE
                              ---------------------


Name:

Soc. Sec. No.:                                      Date of Birth:

Effective Date (may not be earlier than the first day of the Plan Year starting after this notice is returned to the Committee): _______________________

NOTE: (I) THE ELECTIONS YOU MAKE BY COMPLETING THIS FORM WILL REMAIN IN EFFECT UNTIL CHANGED OR REVOKED. HOWEVER, ANY CHANGE WILL NOT BE EFFECTIVE UNTIL THE FIRST DAY OF THE PLAN YEAR THAT BEGINS AFTER THE REVISED AWARD DEFERRAL NOTICE IS DELIVERED TO THE COMMITTEE.

(ii) You may defer as much as 100 percent of your Award Gain (as defined in the Plan) you otherwise would receive upon the exercise or distribution of any Award (as defined in the Plan). The Plan Committee can help you calculate the maximum amount you may defer for each year.

(iii) You may defer (A) a portion of your "salary" by completing a separate form called the "Bob Evans Farms, Inc. and Affiliates Executive Deferral Program - Salary Deferral Form" and (B) a portion of your "bonus" by completing a separate form called the "Bob Evans Farms, Inc. and Affiliates Executive Deferral Program
- Bonus Deferral Notice. Salary deferral forms will be provided to you prior to the beginning of the calendar year. Bonus deferral forms will be provided prior to the beginning of the fiscal year.

         (Your current Award deferral percentage is In accordance with the provisions of the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program (the "Plan") and subject to the limits described in the Plan, I elect to defer _______% of my Award Gain (as defined in the Plan).


X_________________________          X________________________________________
Date                                Signature

Received by Committee on: _____________  By: ________________________________


--------------------------------------------------------------------------------
For Office Use Only:
--------------------

EDA_____________                    IDA_____________          RDA_____________

MTD_____________                    MTD_____________          MTD_____________

MOP_____________                    MOP_____________          MOP_____________

IFC_____________                    IFC____________           IFC_____________

--------------------------------------------------------------------------------

Name:

Soc. Sec. No.:                                Date of Birth:

Eligibility Date:  _________________

Enrollment Date (may not be earlier than Eligibility Date): ____________

Note: The elections you make by completing this form will remain in effect until changed or revoked.

         (i) If you want to change any one of the elections you make when completing this form, you must complete and deliver to the Committee a new Enrollment Form completing only those sections you want to change.

         (ii) Any change (other than to name a new Beneficiary - Section 6) will not be effective until the first day of the Plan Year that begins after the revised Enrollment Form is delivered to the Committee.

         (iii) If you suspend your deferrals by completing Section 5, (A) your election to suspend will not be effective until the first day of the Plan Year that begins after you return a completed Enrollment Form to the Committee and (B) you may not participate in the Plan again until you complete and return to the Committee a new Enrollment Form and then only if the committee agrees that you are eligible to participate in the Plan on that date. Also, your deferrals will automatically be suspended for any period that your pre-tax deferrals are suspended under the Bob Evans Farms. Inc. and Affiliates 401K Retirement Plan.


PART A ELECTION TO PARTICIPATE

Complete this portion of this form if you decide to participate in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program. Complete Part B of this form if you do not want to participate in this program.

1.       DISTRIBUTION ACCOUNTS AWARD GAIN DEFERRAL.

         I direct that amounts attributable to my deferrals be allocated to the following Distribution Accounts:

         Note: (i) If you do not complete this portion of the form, 100  percent
         of your Plan    Accounts will be allocated to your Retirement
         Distribution Account.

         (ii) The percentages allocated to all accounts may never be larger than 100 percent.

         (iii) Regardless of the election you make under this Section, your Plan benefit will be distributed as a lump sum if you terminate employment before reaching age 55.

         _______% to an EDUCATION DISTRIBUTION ACCOUNT, to be distributed on (i) the earlier of the date (a) I die, (b) become disabled or (c) incur a financial hardship, or, (ii) in (number of annual payments not to exceed five years) _______ substantially equal installments beginning on (year) ____________ , OR one lump sum to be distributed on (year)
         ____________.

                  This amount will be invested in (check one):

                  _______the Income Fund;
                  _______the Income Growth Fund; or
                  _______the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.

         _______% to an IN-SERVICE DISTRIBUTION ACCOUNT, to be distributed in a lump sum on the earlier of the date (i) I die, (ii) become disabled,
         (iii) incur a financial hardship, or (iv) (year) __________.

                  This amount will be invested in (check one):

                  ________the Income Fund;
                  ________the Income Growth Fund; or
                  ________the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.

                  _______% to a RETIREMENT DISTRIBUTION ACCOUNT, to be distributed on (i) the earlier of the date (a) I die, (b) become disabled or (c) incur a financial hardship, or, if later, (ii) the date (a) I terminate employment prior to reaching age 55, or (b) (year) ____________.

                  Note: The earliest date that may be inserted in the space provided immediately above is the date you reach age 55 and complete six years of vesting service. Also, the date you insert will apply to the entire amount credited to your Retirement Distribution Account (i.e., you may select only one distribution date for your Retirement Distribution Account).

                  This amount will be invested in (check one):

                  _______the Income Fund;
                  _______the Income Growth Fund; or
                  _______the Growth Fund

         Note: You may elect only one investment fund for amounts credited to this Distribution Account.



2.       METHOD OF PAYMENT (RETIREMENT DISTRIBUTION ACCOUNT).

         (a) I understand that payments from my In-Service Distribution Account will be made in a single lump sum at the time indicated in Section 1, payments from my Education Distribution Account will be made in five annual installments or a single lump sum, and that I will receive a lump sum payment of all amounts credited to my Accounts if I terminate employment before reaching age 55.

         (b) I choose to receive payments from my Retirement Distribution Account in (check one):

         (i)      _______ one lump sum; or

         (ii) _______ substantially equal monthly installments over _______ years; or

         (iii) _______ substantially equal quarterly installments over _______ years; or

         (iv) _______ substantially equal annual installments over _______ years

*Periodic payments may not be paid out in excess of ten years.

3.       INVESTMENT OF ACCOUNTS.
Earnings on my Accounts will be calculated as described in separate material distributed by the Committee.

4.       ACKNOWLEDGMENT.

         I acknowledge that (i) the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no right or claim to receive amounts credited to my Accounts other than those specifically granted by the terms of the Plan and (ii) I am solely responsible for ensuring that the Committee's files contain my current mailing address and that of my Beneficiary.


X_________________________          X________________________________________
Date                                                  Signature

Received by Committee on: _____________  By: ________________________________

5.       SUSPENSION OF DEFERRALS.

         I elect to suspend all deferrals to the Plan. In doing so, I understand that (i) this election will not be effective until the first day of the Plan Year that begins after this election is delivered to the Committee and will not accelerate the date on which any Plan benefits are payable, (ii) I am still responsible for directing the investment of my Accounts and (iii) I may not again participate in the Plan until the later of the date (A) I deliver to the Committee a completed Enrollment Form or (B) the date that the Committee decides that I may resume participation.

         This election supersedes any earlier Enrollment Form I may have completed. This election can be revoked or modified only by returning to the Committee a completed version of this from specifying the revised rate of deferral.


X_________________________          X________________________________________
Date                                 Signature

Received by Committee on: _____________  By: ________________________________

                      BOB EVANS FARMS, INC. AND AFFILIATES
             SECOND AMENDED AND RESTATED EXECUTIVE DEFERRAL PROGRAM
                        FISCAL YEAR ENDING _____________
                           AWARD GAIN DEFERRAL NOTICE
                           --------------------------



PART B WAIVER OF PARTICIPATION


Complete this portion of this form if you decide not to participate in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program. Complete Part A of this form if you want to participate in this program.

I elect to waive participation in the Bob Evans Farms, Inc. and Affiliates Executive Deferral Plan. In doing so, I understand that I will not earn a benefit under this program unless I revoke this waiver and complete Part A of this form at a time that I am eligible to participate in the Plan.


X_________________________          X________________________________________
Date                                Signature


Received by Committee on: _____________  By: ________________________________